                                                                    Exhibit 23.3

                   CONSENT OF INTERNATIONAL DATA CORPORATION


     We consent to the reference to our company under the captions "Our Market Opportunity" and "Industry Background" in the Registration Statement, as amended, (Form S-1 No. 333-92325) and related Prospectus of Inforte Corp. dated January 31, 2000.



                                      /s/ Kara C. Murphy
                                      International Data Corporation


Framingham, Massachusetts
January 27, 2000